ANCHOR NATIONAL LIFE INSURANCE COMPANY
                VARIABLE ANNUITY ACCOUNT THREE
_____________________________________________________________________

            SUPPLEMENT TO PACIFICA VARIABLE ANNUITY
                PROSPECTUS DATED JANUARY 2, 1996


Delete the first paragraph in the section entitled "Company" on page 11 and replace with the following:

     The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022. The Company is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.


Insert the following after the first sentence of the first paragraph in the section entitled "Separate Account" on page 11:

     In connection with the redomestication of the Company, the Separate Account was assumed intact by the Company.





Date: February 7, 1996




















                    Please keep this Supplement with your Prospectus